UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

February 12, 2015

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On February 12, 2015, Energen Corporation issued a press release announcing the fourth quarter and year-to-date financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2.

The information furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01	Regulation FD Disclosure

Energen Corporation has included reconciliations of certain Non-GAAP financial measures to the related GAAP financial measures. The reconciliations are attached hereto as exhibit 99.3.

The information furnished pursuant to Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Press Release dated February 12, 2015

99.2	Supplemental Financial Information

99.3	Non-GAAP Financial Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

February 13, 2015	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr.
Vice President, Chief Financial Officer and Treasurer of Energen Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	* Press Release dated February 12, 2015

99.2	* Supplemental Financial Information

99.3	* Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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